As filed with the Securities and Exchange Commission on October 10, 2012

Registration No. 333-182305

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Amendment No. 5

to

Form S-1

LINNCO, LLC

LINN ENERGY, LLC

(Exact Name of Registrant as Specified in its charter)

Delaware	1311	45-5166623
Delaware		65-1177591
(State or other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

600 Travis, Suite 5100

Houston, Texas 77002

(281) 840-4000

(Address, including Zip Code, and Telephone Number including Area Code, of Registrant’s Principal Executive Offices)

Candice J. Wells	Charlene A. Ripley
600 Travis, Suite 5100 Houston, Texas 77002 (281) 840-4000	600 Travis, Suite 5100 Houston, Texas 77002 (281) 840-4000

(Name, Address, including Zip Code, and Telephone Number including Area Code, of Agent for Service)

Copies to:

Kelly Rose Baker Botts L.L.P. One Shell Plaza 910 Louisiana Street Houston, Texas 77002-4995 (713) 229-1234	J. Michael Chambers Brett E. Braden Latham & Watkins LLP 811 Main Street Suite 3700 Houston, Texas 77002 (713) 546-5400

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

LinnCo, LLC — Non-accelerated filer

Linn Energy, LLC — Large accelerated filer

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

LinnCo, LLC and Linn Energy, LLC are filing this Amendment No. 5 (the “Amendment”) to the Registration Statement on Form S-1 (File Nos. 333-182305 and 333-182305-01) (the “Registration Statement”) as an exhibit-only filing to submit certain financial statements of Linn Energy, LLC formatted in XBRL (eXtensible Business Reporting Language), attached hereto as Exhibit 101, and the fourth amendment to Linn Energy, LLC’s Fifth Amended and Restated Credit Agreement dated as of May 2, 2011, attached hereto as Exhibit 10.31, and to amend and restate the list of exhibits set forth in Item 16 of Part II of the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement and the filed exhibits. The prospectus and Items 13, 14, 15 and 17 of Part II are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

The following documents are filed as exhibits to this registration statement:

Number		Description

1.1*	—	Form of Underwriting Agreement

3.1*	—	Certificate of Formation of LinnCo, LLC

3.2*	—	Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.1 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.3*	—	Certificate of Amendment to Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.2 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.4*	—	Form of Amended and Restated Limited Liability Company Agreement of LinnCo, LLC

3.5*	—	Third Amended and Restated Limited Liability Company Agreement of Linn Energy, LLC dated September 3, 2010 (incorporated herein by reference to Exhibit 3.1 to Current Report on Form 8-K filed on September 7, 2010)

3.6*	—	Certificate of Amendment, dated September 6, 2012, to Certificate of Formation of LinnCo, LLC

4.1*	—	Form of specimen unit certificate for the units of Linn Energy, LLC (incorporated herein by reference to Exhibit 4.1 to Annual Report on Form 10-K for the year ended December 31, 2005, filed on May 31, 2006)

4.2*	—	Indenture, dated as of June 27, 2008, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on June 30, 2008)

4.3*	—	Indenture, dated May 18, 2009, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U. S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on May 18, 2009)

4.4*	—	Indenture, dated as of April 6, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on April 9, 2010)

4.5*	—	Indenture, dated as of September 13, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on September 13, 2010)

4.6*	—	Indenture, dated May 13, 2011, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on May 16, 2011)

4.7*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of June 27, 2008, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q filed on July 29, 2010)

4.8*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of May 18, 2009, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Quarterly Report on Form 10-Q filed on July 29, 2010)

Number		Description

4.9*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of April 6, 2010, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.3 to Quarterly Report on Form 10-Q filed on July 29, 2010)

4.10*	—	Second Supplemental Indenture, dated as of March 16, 2011, to the Indenture, dated as of May 18, 2009, by and among Linn Energy LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on March 22, 2011)

4.11*	—	Second Supplemental Indenture, dated as of March 16, 2011, to the Indenture dated as of June 27, 2008, by and among Linn Energy LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on March 22, 2011)

4.12*	—	Registration Rights Agreement, dated May 13, 2011, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and the representatives of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed on May 16, 2011)

4.13*	—	Indenture, dated March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U. S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on
March 2, 2012)

4.14*	—	Registration Rights Agreement, dated March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and the representatives of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed on March 2, 2012)

5.1*	—	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered

8.1*	—	Opinion of Baker Botts L.L.P. relating to tax matters

10.1*	—	Form of Omnibus Agreement

10.2*	—	Linn Energy, LLC Amended and Restated Long-Term Incentive Plan (incorporated herein by reference to Annex A to the Proxy Statement for 2008 Annual Meeting, filed on April 21, 2008)

10.3*	—	Amendment No. 1 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated February 4, 2009, (incorporated herein by reference to Exhibit 10.2 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.4*	—	Amendment No. 2 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated July 19, 2010, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed on July 29, 2010)

10.5*	—	Form of Executive Unit Option Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.3 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.6*	—	Form of Executive Restricted Unit Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.4 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.7*	—	Form of Phantom Unit Grant Agreement for Independent Directors pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed on August 9, 2006)

10.8*	—	Form of Director Restricted Unit Grant Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.6 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

Number		Description

10.9*	—	Retirement Agreement, dated as of November 29, 2011, by and among Linn Operating, Inc., Linn Energy, LLC and Michael C. Linn (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed on December 1, 2011)

10.10*	—	Third Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Kolja Rockov (incorporated herein by reference to Exhibit 10.8 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.11*	—	Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.9 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.12*	—	Amendment No. 1, dated effective as of January 1, 2010, to Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.29 to Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 25, 2010)

10.13*	—	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.10 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.14*	—	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.11 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.15*	—	Amendment No. 1, dated April 26, 2011, to First Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on April 28, 2011)

10.16*	—	Second Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and David B. Rottino (incorporated herein by reference to Exhibit 10.12 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.17*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and George A. Alcorn (incorporated herein by reference to Exhibit 10.15 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.18*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Joseph P. McCoy (incorporated herein by reference to Exhibit 10.16 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.19*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Terrence S. Jacobs (incorporated herein by reference to Exhibit 10.17 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.20*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Jeffrey C. Swoveland (incorporated herein by reference to Exhibit 10.18 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.21*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Michael C. Linn (incorporated herein by reference to Exhibit 10.19 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.22*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Mark E. Ellis (incorporated herein by reference to Exhibit 10.20 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

Number		Description

10.23*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Kolja Rockov (incorporated herein by reference to Exhibit 10.21 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.24*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.22 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.25*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and David B. Rottino (incorporated herein by reference to Exhibit 10.23 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.26*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.24 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.27*	—	Fifth Amended and Restated Credit Agreement dated as of May 2, 2011, among Linn Energy, LLC as Borrower, BNP Paribas, as Administrative Agent, and the Lenders and agents Party thereto (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed on July 28, 2011)

10.28*	—	First Amendment to Fifth Amended and Restated Credit Agreement, dated February 29, 2012, among Linn Energy, LLC, BNP Paribas, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 1.2 to Current Report on Form 8-K filed on March 2, 2012)

10.29*	—	Second Amendment to Fifth Amended and Restated Credit Agreement, dated May 10, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed on May 15, 2012)

10.30*	—	Third Amendment to Fifth Amended and Restated Credit Agreement, dated July 25, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed on July 26, 2012)

10.31	—	Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated September 28, 2012, among Linn Energy, LLC, Wells Fargo, National Association, as administrative agent, and the other agents and lenders party thereto

10.32*	—	Fifth Amended and Restated Guaranty and Pledge Agreement, dated as of May 2, 2011, made by Linn Energy, LLC and each of the other Obligors in favor of BNP Paribas, as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed on July 28, 2011)

10.33*	—	Linn Energy, LLC Change of Control Protection Plan, dated as of April 25, 2009, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed on May 7, 2009)

10.34*	—	Salt Creek EOR Participation Agreement, dated April 3, 2012, by and between Howell Petroleum Corporation and Linn Energy Holdings, LLC (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on form 10-Q filed on April 26, 2012)

21.1*	—	List of Subsidiaries of Linn Energy, LLC (incorporated herein by reference to Exhibit 21.1 to Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 23, 2012)

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Ernst & Young LLP

23.3*	—	Consent of DeGolyer & MacNaughton

23.4*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)

Number		Description

23.5*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)

23.6*	—	Consent of Baker Botts L.L.P.

24.1*	—	Powers of Attorney (contained on the signature page to this Registration Statement)

99.1*	—	2011 Report of DeGolyer & MacNaughton (incorporated herein by reference to Exhibit 99.1 to Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 23, 2012)

99.2*	—	2012 Report of DeGolyer & MacNaughton (Hugoton Acquisition)

99.3*	—	2012 Report of DeGolyer & MacNaughton (East Texas Acquisition)

99.4*	—	2012 Report of DeGolyer & MacNaughton (Anadarko Joint Venture)

99.5*	—	2012 Report of DeGolyer & MacNaughton (Green River Acquisition)

101	—	The following financial statements and footnotes of Linn Energy, LLC, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2011 and December 31, 2010, (ii) Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statements of Unitholders’ Capital for the years ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, (v) Notes to Consolidated Financial Statements, (vi) Condensed Consolidated Balance Sheets as of June 30, 2012 (Unaudited) and December 31, 2011, (vii) Condensed Consolidated Statements of Operations for the three months and six months ended June 30, 2012 and June 30, 2011 (Unaudited), (viii) Condensed Consolidated Statement of Unitholders’ Capital for the six months ended June 30, 2012 (Unaudited), (ix) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2012 and June 30, 2011 (Unaudited) and (x) Notes to Condensed Consolidated Financial Statements (Unaudited).

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 10, 2012.

LINNCO, LLC

By:	*
Name: Kolja Rockov Title: Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and the dates indicated.

Name	Title	Date

* Mark E. Ellis	Chairman, President and Chief Executive Officer; Director	October 10, 2012

* Kolja Rockov	Executive Vice President and Chief Financial Officer	October 10, 2012

* David B. Rottino	Senior Vice President and Chief Accounting Officer	October 10, 2012

* George A. Alcorn	Independent Director	October 10, 2012

* David D. Dunlap	Independent Director	October 10, 2012

* Terrence S. Jacobs	Independent Director	October 10, 2012

Name	Title	Date

* Michael C. Linn	Director	October 10, 2012

* Joseph P. McCoy	Independent Director	October 10, 2012

* Jeffrey C. Swoveland	Independent Director	October 10, 2012

*By:	/s/ Candice Wells
Candice Wells Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 10, 2012.

LINN ENERGY, LLC

By:	*
Name: Kolja Rockov Title: Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and the dates indicated.

Name	Title	Date

* Mark E. Ellis	Chairman, President and Chief Executive Officer; Director	October 10, 2012

* Kolja Rockov	Executive Vice President and Chief Financial Officer	October 10, 2012

* David B. Rottino	Senior Vice President of Finance, Business Development and Chief Accounting Officer	October 10, 2012

* George A. Alcorn	Independent Director	October 10, 2012

* David D. Dunlap	Independent Director	October 10, 2012

* Terrence S. Jacobs	Independent Director	October 10, 2012

Name	Title	Date

* Michael C. Linn	Director	October 10, 2012

* Joseph P. McCoy	Independent Director	October 10, 2012

* Jeffrey C. Swoveland	Independent Director	October 10, 2012

*By:	/s/ Candice Wells
Candice Wells Attorney-in-Fact

EXHIBIT LIST

The following documents are filed as exhibits to this registration statement:

Number		Description

1.1*	—	Form of Underwriting Agreement

3.1*	—	Certificate of Formation of LinnCo, LLC

3.2*	—	Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.1 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.3*	—	Certificate of Amendment to Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.2 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.4*	—	Form of Amended and Restated Limited Liability Company Agreement of LinnCo, LLC

3.5*	—	Third Amended and Restated Limited Liability Company Agreement of Linn Energy, LLC dated September 3, 2010 (incorporated herein by reference to Exhibit 3.1 to Current Report on Form 8-K filed on September 7, 2010)

3.6*	—	Certificate of Amendment, dated September 6, 2012, to Certificate of Formation of LinnCo, LLC

4.1*	—	Form of specimen unit certificate for the units of Linn Energy, LLC (incorporated herein by reference to Exhibit 4.1 to Annual Report on Form 10-K for the year ended December 31, 2005, filed on May 31, 2006)

4.2*	—	Indenture, dated as of June 27, 2008, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on June 30, 2008)

4.3*	—	Indenture, dated May 18, 2009, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on May 18, 2009)

4.4*	—	Indenture, dated as of April 6, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on April 9, 2010)

4.5*	—	Indenture, dated as of September 13, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on September 13, 2010)

4.6*	—	Indenture, dated May 13, 2011, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on May 16, 2011)

4.7*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of June 27, 2008, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q filed on July 29, 2010)

4.8*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of May 18, 2009, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Quarterly Report on Form 10-Q filed on July 29, 2010)

Number		Description

4.9*	—	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of April 6, 2010, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.3 to Quarterly Report on Form 10-Q filed on July 29, 2010)

4.10*	—	Second Supplemental Indenture, dated as of March 16, 2011, to the Indenture, dated as of May 18, 2009, by and among Linn Energy LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on March 22, 2011)

4.11*	—	Second Supplemental Indenture, dated as of March 16, 2011, to the Indenture dated as of June 27, 2008, by and among Linn Energy LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on March 22, 2011)

4.12*	—	Registration Rights Agreement, dated May 13, 2011, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and the representatives of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed on May 16, 2011)

4.13*	—	Indenture, dated March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed on
March 2, 2012)

4.14*	—	Registration Rights Agreement, dated March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and the representatives of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed on March 2, 2012)

5.1*	—	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered

8.1*	—	Opinion of Baker Botts L.L.P. relating to tax matters

10.1*	—	Form of Omnibus Agreement

10.2*	—	Linn Energy, LLC Amended and Restated Long-Term Incentive Plan (incorporated herein by reference to Annex A to the Proxy Statement for 2008 Annual Meeting, filed on April 21, 2008)

10.3*	—	Amendment No. 1 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated February 4, 2009, (incorporated herein by reference to Exhibit 10.2 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.4*	—	Amendment No. 2 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated July 19, 2010, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed on July 29, 2010)

10.5*	—	Form of Executive Unit Option Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.3 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.6*	—	Form of Executive Restricted Unit Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.4 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.7*	—	Form of Phantom Unit Grant Agreement for Independent Directors pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed on August 9, 2006)

Number		Description

10.8*	—	Form of Director Restricted Unit Grant Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.6 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.9*	—	Retirement Agreement, dated as of November 29, 2011, by and among Linn Operating, Inc., Linn Energy, LLC and Michael C. Linn (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed on December 1, 2011)

10.10*	—	Third Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Kolja Rockov (incorporated herein by reference to Exhibit 10.8 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.11*	—	Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.9 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.12*	—	Amendment No. 1, dated effective as of January 1, 2010, to Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.29 to Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 25, 2010)

10.13*	—	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.10 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.14*	—	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.11 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.15*	—	Amendment No. 1, dated April 26, 2011, to First Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on April 28, 2011)

10.16*	—	Second Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and David B. Rottino (incorporated herein by reference to Exhibit 10.12 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.17*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and George A. Alcorn (incorporated herein by reference to Exhibit 10.15 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.18*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Joseph P. McCoy (incorporated herein by reference to Exhibit 10.16 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.19*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Terrence S. Jacobs (incorporated herein by reference to Exhibit 10.17 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.20*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Jeffrey C. Swoveland (incorporated herein by reference to Exhibit 10.18 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.21*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Michael C. Linn (incorporated herein by reference to Exhibit 10.19 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.22*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Mark E. Ellis (incorporated herein by reference to Exhibit 10.20 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

Number		Description

10.23*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Kolja Rockov (incorporated herein by reference to Exhibit 10.21 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.24*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.22 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.25*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and David B. Rottino (incorporated herein by reference to Exhibit 10.23 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.26*	—	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.24 to Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009)

10.27*	—	Fifth Amended and Restated Credit Agreement dated as of May 2, 2011, among Linn Energy, LLC as Borrower, BNP Paribas, as Administrative Agent, and the Lenders and agents Party thereto (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed on July 28, 2011)

10.28*	—	First Amendment to Fifth Amended and Restated Credit Agreement, dated February 29, 2012, among Linn Energy, LLC, BNP Paribas, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 1.2 to Current Report on Form 8-K filed on March 2, 2012)

10.29*	—	Second Amendment to Fifth Amended and Restated Credit Agreement, dated May 10, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed on May 15, 2012)

10.30*	—	Third Amendment to Fifth Amended and Restated Credit Agreement, dated July 25, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed on July 26, 2012)

10.31	—	Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated September 28, 2012, among Linn Energy, LLC, Wells Fargo, National Association, as administrative agent, and the other agents and lenders party thereto

10.32*	—	Fifth Amended and Restated Guaranty and Pledge Agreement, dated as of May 2, 2011, made by Linn Energy, LLC and each of the other Obligors in favor of BNP Paribas, as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed on July 28, 2011)

10.33*	—	Linn Energy, LLC Change of Control Protection Plan, dated as of April 25, 2009, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed on May 7, 2009)

10.34*	—	Salt Creek EOR Participation Agreement, dated April 3, 2012, by and between Howell Petroleum Corporation and Linn Energy Holdings, LLC (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on form 10-Q filed on April 26, 2012)

21.1*	—	List of Subsidiaries of Linn Energy, LLC (incorporated herein by reference to Exhibit 21.1 to Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 23, 2012)

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Ernst & Young LLP

23.3*	—	Consent of DeGolyer & MacNaughton

23.4*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)

23.5*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)

Number		Description

23.6*	—	Consent of Baker Botts L.L.P.

24.1*	—	Powers of Attorney (contained on the signature page to this Registration Statement)

99.1*	—	2011 Report of DeGolyer & MacNaughton (incorporated herein by reference to Exhibit 99.1 to Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 23, 2012)

99.2*	—	2012 Report of DeGolyer & MacNaughton (Hugoton Acquisition)

99.3*	—	2012 Report of DeGolyer & MacNaughton (East Texas Acquisition)

99.4*	—	2012 Report of DeGolyer & MacNaughton (Anadarko Joint Venture)

99.5*	—	2012 Report of DeGolyer & MacNaughton (Green River Acquisition)

101	—	The following financial statements and footnotes of Linn Energy, LLC, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2011 and December 31, 2010, (ii) Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statements of Unitholders’ Capital for the years ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, (v) Notes to Consolidated Financial Statements, (vi) Condensed Consolidated Balance Sheets as of June 30, 2012 (Unaudited) and December 31, 2011, (vii) Condensed Consolidated Statements of Operations for the three months and six months ended June 30, 2012 and June 30, 2011 (Unaudited), (viii) Condensed Consolidated Statement of Unitholders’ Capital for the six months ended June 30, 2012 (Unaudited), (ix) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2012 and June 30, 2011 (Unaudited) and (x) Notes to Condensed Consolidated Financial Statements (Unaudited).

*	Previously filed